UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2016

                   First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-3365	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.*

First Financial Northwest, Inc.’s (“Company”) Richard P. Jacobson, Executive Vice President, Chief Financial Officer, and Chief Operations Officer, will be providing an information update on a one-on-one basis at the Piper Jaffray Financial Institutions Conference in Orlando, Florida that is being held on May 4-6, 2016.

Additionally, the Company’s Joseph W. Kiley III, President and Chief Executive Officer, and Richard P. Jacobson, Executive Vice President, Chief Financial Officer, and Chief Operations Officer, will be providing an information update on a one-on-one basis at the D.A. Davidson 18th Annual Financial Institutions Conference, Denver Marriott City Center, Denver, Colorado that is being held on May 9-11, 2016.

Attached as Exhibit 99.1 is a copy of the investor materials that are being provided in connection with the conferences.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1           First Financial Northwest, Inc. Presentation Materials

___________________
*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Financial Northwest, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: May 4, 2016	By: /s/ Richard P. Jacobson
Richard P. Jacobson
Executive Vice President and Chief Financial Officer